                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[X]  Preliminary proxy statement    Confidential For Use of this Commission Only
                                    (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             AuGRID OF NEVADA, INC.
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if Other than Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

     (4) Proposed maximum aggregate value of transaction:

     (5) Total Fee Paid:


[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:

                            AuGRID of Nevada, Inc.

May 3, 2002


Dear Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of AuGRID of Nevada, Inc., a Nevada corporation (the "Company" or "AuGRID"), to be held on Monday, June 3, 2002 at 9:00 a.m., Ohio local time, in the Grand Ballroom of the Holiday Inn, 6001 Rockside Road, Independence, Ohio 44131-2298. We urge you to be present in person or represented by proxy at the meeting.

You will be asked to consider and vote upon (i) the election of members of AuGRID's Board of Directors, (ii) the changing of the Company's name to AuGRID Corporation, (iii) the ratification of the engagement of the Company's independent auditors for the year ending December 31, 2002 and (iv) any other proposal properly presented to stockholders at the meeting. The Board of Directors unanimously recommends that stockholders vote to approve all proposals. Details of the proposals, as well as information regarding the Company, are set forth in the accompanying proxy statement.

Whether or not you plan to attend the annual meeting in person, it is important that your shares are represented. Please promptly complete, sign, date and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed within the United States. You are, of course, welcome to attend the annual meeting and vote in person even if you have returned a proxy card.

On behalf of the Board of Directors and management of AuGRID, I thank you for your support.

Sincerely yours,


M. J. Shaheed
President and Chief Executive Officer

                             AuGRID OF NEVADA, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MONDAY, JUNE 3, 2002


STOCKHOLDERS OF AuGRID OF NEVADA, INC.

The 2002 Annual Meeting of Stockholders of AuGRID of Nevada, Inc., a Nevada corporation (the "Company" or "AuGRID"), will be held on Monday, June 3, 2002, at 9:00 a.m., Ohio local time, in the Grand Ballroom of the Holiday Inn, 6001 Rockside Road, Independence, Ohio 44131-2298. Doors to the meeting will be open at 8:30 a.m.

         The meeting will be conducted:

         1. To consider and to vote upon the following proposals, each of which is described in more detail in the accompanying proxy statement:

            (i)   Proposal One:   Election of five persons, M. J. Shaheed, Mary
                                  F. Sloat-Horoszko, Earle B. Higgins, Essa
                                  Mashni and Cecil Weatherspoon, to serve on the Board of Directors until the next Annual
                                  Meeting of Stockholders to be held in 2003 or until election and qualification of their successors;

            (ii)  Proposal Two:   Change of the Company's name to "AuGRID
                                  Corporation."

            (iii) Proposal Three: Ratification of the appointment of Henry L.
                                  Creel Co., Inc., a firm of independent
                                  accountants, as the Company's auditors for the year ending December 31, 2002.

         2. To consider and act upon such other matters as may properly come before the meeting and any and all postponements or adjournments thereof.

Only stockholders of record at the close of business on April 10, 2002 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

May 3, 2002


                               Mary Sloat-Horoszko
                               Secretary


        EACH STOCKHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE
              ENCLOSED PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.

                             AuGRID OF NEVADA, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                       To be held on Monday, June 3, 2002

                         Mailed on or About May 3, 2002


                                  INTRODUCTION

This Proxy Statement (the "Proxy Statement") is being furnished to stockholders of AuGRID of Nevada, Inc., a Nevada corporation ("AuGRID" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of AuGRID (the "Board" or the "Board of Directors") from holders of record of AuGRID's outstanding shares of common stock, par value $.01 per share (the "AuGRID Common Stock"), as of the close of business on April 10, 2002 (the "Annual Meeting Record Date") for use at the 2002 Annual Meeting of Stockholders of AuGRID (the "Annual Meeting") to be held on Monday, June 3, 2002, at 9:00 a.m. (Cleveland, Ohio local time) in the Grand Ballroom of the Holiday Inn, 6001 Rockside Road, Independence, Ohio 44131-2298.and at any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 3, 2002. The principal executive offices of AuGRID are located at 2275 East 55th Street, Cleveland, Ohio 44103, and its telephone number is 216.426.1589.


                             SOLICITATION OF PROXIES

Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by directors, officers and other employees of AuGRID not specifically employed for this purpose. AuGRID will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the National Association of Securities Dealers, Inc., for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitation will be borne by AuGRID.


                       VOTING RIGHTS AND PROXY INFORMATION

Only holders of record of shares of AuGRID Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Such holders of shares of AuGRID Common Stock are entitled to one vote per share on any matter that may properly come before the Annual Meeting. The presence, either in person or by properly executed and delivered proxy, of the holders of a majority of the then outstanding shares of AuGRID Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at such meeting. Under Nevada law, shares of AuGRID Common Stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

The affirmative vote of a plurality of shares of AuGRID Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) as to Proposal One will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Thus, the withholding of a vote with respect to the election of any nominee for director will have the practical effect of a vote against that nominee.

Approval of the name change, as set forth in Proposal Two, the ratification of the appointment of auditors, as set forth in Proposal Three, and of any other matter properly brought before the Annual Meeting requires the approval of a majority of the shares of AuGRID Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to any share will have the practical effect of a vote against Proposal Two or Proposal Three or any other question or matter properly brought before the Annual Meeting. A broker non-vote with respect to any share will not affect the passage of Proposal Two or Proposal Three or any other question or matter properly brought before the Annual Meeting, since the share is not considered present for voting purposes.

As of April 10, 2002, there were 64,364,720 shares of AuGRID Common Stock outstanding and entitled to vote at the Annual Meeting held of record by 676 persons. The directors and executive officers of AuGRID intend to vote in accordance with the recommendations of the Board with respect to Proposals One, Two and Three and any other question or matter properly brought before the Annual Meeting.

All shares of AuGRID Common Stock that are represented at the Annual Meeting by properly executed and delivered proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for any Proposal, such proxies will be voted in accordance with the recommendations of the Board as set forth herein with respect to such Proposal.

In the event that a quorum is not present at the time the Annual Meeting is convened or if for any other reason AuGRID believes that additional time should be allowed for the solicitation of proxies, AuGRID may adjourn the Annual Meeting with or without a vote of the stockholders. If AuGRID proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of AuGRID Common Stock for which they have voting authority in favor of such adjournment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with AuGRID, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of AuGRID Common Stock and delivering it to AuGRID at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to AuGRID of Nevada, Inc., Attention: Mary Sloat-Horoszko, 2275 East 55th Street, Cleveland, Ohio 44103.


                                  ANNUAL REPORT

The Company's annual report for the fiscal year ended December 31, 2001 has been mailed with this proxy statement and the accompanying Notice of Annual Meeting to all stockholders entitled to notice of and to vote at the meeting. The annual report contains information that the Company is required to provide pursuant to Rule 14a-3 under the Securities Exchange Act of 1934. The annual report is not incorporated into this proxy statement and is not considered proxy-soliciting material.


                       PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

Pursuant to the Company's Bylaws, the number of directors may be changed from time to time by Board resolution; provided, however, that the number of directors may not be fewer than three (3) nor more than twenty (20). The number of directors currently is fixed at five (5), serving in a single class. Each director of the Company serves for a one-year term or until his successor is duly elected and qualified, and each director's term of office expires at this year's Annual Meeting.

The Board has nominated and recommends the reelection of each of the following persons to serve as a director for a one-year term expiring at the next Annual Meeting of Stockholders to be held in 2003. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each nominee.

If elected, each nominee has consented to serve as a director of the Company for a one-year term and until his respective successor is elected and qualified. Although it is not contemplated that any nominee will be unable to serve as director, in such event, the proxies will be voted for such other person or persons as may be designated by the present Board of Directors.

NOMINEES

The nominees, each to serve as a director of the Company, and the age and positions of each with the Company, as of May 3, 2002, are as follows:

NAME                        AGE     POSITION

M. J. Shaheed               35      Director; Chairman; President and
                                    Chief Executive Officer of the Company

Mary F. Sloat-Horoszko      35      Director; Secretary/Treasurer of the Company

Earle B. Higgins            54      Director

Essa Mashni                 36      Director

Cecil Weatherspoon          54      Director


BUSINESS EXPERIENCE

M. J. SHAHEED has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since March 1998. A native of Cleveland, Ohio, he attended Cleveland State University from 1986 to 1988, majoring in Physics and Computer Science. From 1986 through 1987, Mr. Shaheed assisted in the general instruction of math and science to children at the elementary level
- specializing in teaching handicapped and children with severe behavioral problems. From 1987 to 1990, he was a manager with the National Theatre Corporation in Cleveland Heights, Ohio, with overall management responsibility for customer relations, inventory, promotions, marketing and accounting. From 1990 through 1993, Mr. Shaheed was a systems engineer for Integrated Business Solutions located in Lyndhurst, Ohio. He was responsible for the construction of complete computer hardware systems, specifications, BIOS, cache and reconfiguring computer operational systems. He also worked on program that assisted the Dean of the Artificial Intelligence Department at Case Western Reserve, and he assisted as a Holistic Programming expert, analyst and overall troubleshooter relating to maximum and minimum system capacity. Since the founding of the Company, Mr. Shaheed has headed the research and development of flat panel technologies at the Company in accordance with the United States Government Flat Panel Display Initiative; and he has provided clients with systems engineering, CAD electronic circuit design work for high and low temperature ceramic tape, thermal analysis for 100% superconductive material, construction of complete complex computer systems and specifications, BIOS, cache, systems analysis and overall trouble shooting. From 1994 to March 1998, Mr. Shaheed's focus and dedication were directed solely to acquiring a viable flat screen technology to be implemented in the United States in the areas of auto, military and consumer electronics. During that period, he worked with Ceravision, Ltd., in research and development and the formulation and identification of flat panel technology market-specific applications in the United States.

MARY F. SLOAT-HOROSZKO has served as Secretary/Treasurer and a director of the Company since February, 1997. A graduate of Ohio State University, she holds a Bachelor of Arts Journalism degree with specialization in Broadcast Communication and Marketing. From 1992 to 1994, Mrs. Sloat-Horoszko was a Producer and On-Air Coordinator for Cleveland, Ohio based WWWE-Newsradio. During this time, her responsibilities were Guest/Topic development and coordination; marketing and program/station promotional development and corporate and community events. From 1994 to late 1996, she served as Director of Marketing, responsible for product development, marketing, advertising and community and fund-raising events for Illinois Insurance Brokerage Services, Chicago, Illinois. From late 1996 to mid-1997, Ms. Sloat-Horoszko served as Director of Marketing and Sales for RAE Enterprises of Chagrin Falls, Ohio, where she was responsible for corporate sales, marketing, assessments, program development and facilitation. Clients included General Motors, IBM, UAW/Ford and Rubbermaid. Since joining the Company in mid-1997, Ms. Sloat-Horoszko has managed the day-to-day office operations of the Company and has assisted in planning product lines and identifying target markets.

EARLE B. HIGGINS, a director of the Company since January 2001, has served as Vice President of Sales and Marketing for Active Transportation Company since 1999. Active Transportation Company is major supplier of transport services for several U.S. and import automobile manufacturers. Prior to 1999, he was Manager of Special Supplier Relations for DaimlerChrysler Corporation, where he was employed for twenty-seven years. During his career at DaimlerChrysler Corporation, which he began as a production assembler, Mr. Higgins gained broad experience with the automaker in key areas, including management of scheduling and forecasting, sales distribution, traffic and labor relations outbound traffic, shipping and receiving. Mr. Higgins, a one-time professional basketball player with the Indiana Pacers, remains steadfast in a commitment to young athletes. In 1986 he formed Athletes Learning Educational Resources Training, A.L.E.R.T. This nonprofit organization provides quality tutoring and counseling at no cost to help students improve their overall academic and social skills. He has been inducted into Eastern Michigan University's Basketball Hall of Fame, and has received numerous tributes and awards of recognition for his extensive participation in community service activities.

ESSA MASHNI, a director since of the Company since February, 1999, is a graduate of Wayne State College of Pharmacy with a degree in Pharmacy. He has served as Chief Pharmacist of Arbor Drugs since 1996. Mr. Mashni is a member of the American Pharmaceutical Association, the Michigan Pharmacy Association, the American Ramallah Federation and St. Mary's Antiochian Orthodox Church and an active participant in Ramallah Boys Club.

CECIL WEATHERSPOON, a director of the Company since June 2001, is a graduate of Bowling Green State University with a Bachelors degree in Business and a Masters degree in Management Organizational Development (MOD). Since 1993, Mr. Weatherspoon has served as President and Chief Executive Officer of Flex-Tech Professional Services, Ltd., a professional services company with annual sales revenues of approximately $8,000,000. For 24 years, he was an employee of General Motors Corporation, progressing from an hourly rate stock handler position to a Divisional Director. Significant positions held by Mr. Weatherspoon include Plant Manager, Division Director of Industrial Relations, Division Director of Salaried Personnel and Executive Engineering Administrator
- Anti-lock Brake System (ABS).

BOARD MEETINGS AND COMMITTEES

In 2001 the Board met nine times and acted by written consent 15 times. No director attended less than 75% of the number of meetings of the Board of Directors during the period for which he or she was a member of the Board. The Board has an Audit Committee, but it has no other standing committees, including without limitation any standing nominating or compensation committee or any other committee performing similar functions. The functions that would be performed by the nominating and compensation committees are performed by the Board as a whole. The Audit Committee, which is comprised of the non-management members of the Board, did not meet during 2001.

DIRECTOR COMPENSATION

Members of the Board receive no compensation for their services as directors. However, each director is reimbursed for travel expense and other out-of-pocket costs incurred in attending meetings.

VOTE REQUIRED

Approval of the election of the nominees is subject to the affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

       THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE
  FOR EACH OF THE NOMINEES LISTED IN PROPOSAL ONE AS A DIRECTOR OF THE COMPANY.

                                  PROPOSAL TWO
                             CHANGE OF COMPANY NAME

The Board of Directors, upon the advice of management, has determined that the name "AuGRID of Nevada, Inc." may incorrectly convey the impression that the Company's operations are limited to or concentrated in Nevada and that the name "AuGRID Corporation" more accurately reflects that the Company's operations extend throughout the United States. Accordingly, the Board is proposing to the stockholders that the Company's Articles of Incorporation be amended to change the Company's name to "AuGRID Corporation."

VOTE REQUIRED

Approval of Proposal Two to change the Company's name is subject to the affirmative vote of a plurality of shares of Company Common Stock present in person or represented by proxy at the Annual Meeting.

       THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE
  FOR APPROVAL OF PROPOSAL TWO TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME.


                                 PROPOSAL THREE
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Company is asking the stockholders to ratify the selection of Henry L. Creel Co., Inc. ("HLC") as the Company's independent public accountants for the fiscal year ending December 31, 2002. The affirmative vote of a majority of the outstanding voting shares of AuGRID Common Stock present or represented at the Annual Meeting will be required to ratify the selection of HLC.

If the stockholders fail to ratify HLC's appointment, the Board will consider the stockholders' action as a directive to select other auditors for the subsequent fiscal year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year, if the Board determines that such a change would be in the best interest of the Company and its stockholders.

A representatives of HLC will be present at the Annual Meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of the appointment of HLC as AuGRID's independent auditors. If the stockholders of AuGRID reject the nomination, the Board of Directors will reconsider its selection.

VOTE REQUIRED

The ratification of the Board of Directors' appointment of Henry L. Creel Co., Inc., as AuGRID's independent auditors for 2002 requires an affirmative vote of the holders of a majority of shares of AuGRID Common Stock present in person or represented by proxy at the Annual Meeting.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
             FOR APPROVAL OF PROPOSAL THREE RATIFY ITS SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


CERTAIN BENEFICIAL OWNERS

The Company Common Stock is the only outstanding class of equity security of the Company. Ownership as of April 10, 2002 of AuGRID Common Stock (to the Company's knowledge), by beneficial holders of more than five percent of the Company Common Stock, is as follows:

  ----------------------------------------------------------------------------
  TITLE OF CLASS     NAME AND ADDRESS OF      AMOUNT AND NATURE OF    PERCENT
                      BENEFICIAL OWNER          BENEFICIAL OWNER      OF CLASS
  ----------------------------------------------------------------------------
                    M. J. Shaheed
  Common Stock      2275 East 55th Street          26,907,250          41.80%
                    Cleveland, Ohio 44103
  ----------------------------------------------------------------------------


MANAGEMENT

The following table sets forth, as of April 10, 2002, the ownership of AuGRID Common Stock by each of the Company's directors and executive officers, and by all directors and executive officers, as a group. Each director and executive officers has full voting and investment power with respect to his shares, and no shares listed in the table below are subject to any vesting requirement. There are no shares of any other class of capital stock outstanding, and no options or other rights to acquire such shares have been granted.

--------------------------------------------------------------------------------
TITLE OF CLASS        NAME AND ADDRESS OF         AMOUNT AND NATURE OF  PERCENT
                       BENEFICIAL OWNER             BENEFICIAL OWNER    OF CLASS
--------------------------------------------------------------------------------
                M. J. Shaheed
Common Stock    2275 East 55th Street                  26,907,250        41.80%
                Cleveland, Ohio 44103
--------------------------------------------------------------------------------
                Mary F. Sloat-Horoszko
Common Stock    2275 East 55th Street                   2,000,000         3.11%
                Cleveland, Ohio 44103
--------------------------------------------------------------------------------
                Earle B. Higgins
Common Stock    26161 Danvers Drive                       250,000        0.39%
                Farmington Hills, Michigan 48334
--------------------------------------------------------------------------------
                Essa Mashni
Common Stock    175 Marsala Court                         322,000        0.50%
                Canton, Michigan 48187
--------------------------------------------------------------------------------
                Cecil Weatherspoon
Common Stock    3407 Milan Road                           250,000        0.39%
                Sandusky, Ohio 44870
--------------------------------------------------------------------------------
Common Stock    All Directors and Executive
                Officers, as a group (5 persons)       29,729,250       46.19%
--------------------------------------------------------------------------------


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and certain of its officers and persons who own more than ten percent (10%) of any registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and to furnish copies of such reports to the Company. Based solely on the Company's review of the copies of such forms it has received, the Company believes all Section 16(a) filing requirements were satisfied by the Company's directors and executive officers.

                               EXECUTIVE OFFICERS

The name, age and position of each executive officer of the Company are as follows. Each executive officer also is a nominee for director, and the business experience of each executive officer is set forth above under the caption Proposal One: Election of Directors.

NAME                       AGE      POSITION

M. J. Shaheed              35       Director; Chairman; President and
                                    Chief Executive Officer of the Company

Mary F. Sloat-Horoszko     35       Director; Secretary/Treasurer of the Company


                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid during the fiscal years ended December 31, 2001, 2000 and 1999 to the Company's Chief Executive Officer. No other executive officer of the Company received total compensation exceeding $100,000 in any of the three fiscal years.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
NAME AND PRINCIPAL POSITION         YEAR                 ANNUAL COMPENSATION
                                                    ----------------------------
                                                    SALARY          OTHER ANNUAL
                                                                    COMPENSATION
--------------------------------------------------------------------------------
M. J. Shaheed                       2001            $38,200             None
                                    --------------------------------------------
President, CEO and Chairman         2000           $110,000             None
                                    --------------------------------------------
                                    1999            $23,400             None
--------------------------------------------------------------------------------

No options or other rights to acquire the Company's securities were granted to any officer of the Company or exercised during the last fiscal year, and no such options or rights were outstanding at the end of the last fiscal year. The Company has no long-term incentive plan or pension plan nor any employment contract with any executive officer of the Company.


                             AUDIT COMMITTEE REPORT

This report is provided with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001, included in the Company's Annual Report on Form 10-KSB for that year, which was filed with the Securities and Exchange Commission (the "Commission") on April 1, 2002. The information in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee, comprised of the five non-management members of the Board, reviews the Company's financial reporting. In accordance with the written charter adopted by the Board of Directors, a copy of which is attached as Appendix A, the Audit Committee provides oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee reviews the charter annually to reassess its adequacy. During the fiscal year, the Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the chief executive officer, the principal accounting officer and the independent auditors prior to public release. The audit committee recommends to the Board the selection of auditors for presentation to the stockholders for ratification at each annual meeting.

Management is responsible for the Company's internal controls and for the preparation of its financial statements. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to the Company's financial reporting, and it reviews the results and scope of the audit services provided by the Company's independent accountants. The independent auditors do not provide any non-audit services to the Company.

The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended, and has discussed with its auditors their independence from the Company.

AUDIT FEES

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of its quarterly financial statements was $19,350 for the fiscal year ended December 31, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

During the fiscal year ended December 31, 2001, the Company paid no fees to HLC for any non-audit services relating (i) directly or indirectly, to the operation or supervision of the operation of the Company's information system or to the management of the Company's local area network or (ii) to the design or implementation of a hardware or software system used to aggregate source data underlying the financial statements or generate information significant to the financial statements.

ALL OTHER FEES

During the fiscal year ended December 31, 2001, the Company paid no fees to its independent auditors, other than the audit fees disclosed above.

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's financial statements for the three years ended December 31, 2001 should be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Commission on April 1, 2002 in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                        Submitted by the Audit Committee

                        Earle B. Higgins
                        Essa Mashni
                        Cecil Weatherspoon

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the Annual Meeting of Stockholders to be held in 2003. Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, AuGRID Corporation, 2275 East 55th Street, Cleveland, Ohio 44103 and must be received no later than January 4, 2003. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced;
(b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. Proxy holders will use their discretion in voting proxies with respect to any stockholder proposal properly presented from the floor and not included in the Proxy Statement for the 2003 Annual Meeting, unless specific voting instructions are received with respect to any such proposal by March 20, 2003.


                      STOCKHOLDER NOMINATIONS FOR DIRECTOR

The Board of Directors will consider nominations to AuGRID's Board of Directors to the extent permitted under the Company's Bylaws. Any stockholder may recommend any person as a nominee for director of AuGRID by writing to the Secretary, AuGRID Corporation, 2275 East 55th Street, Cleveland, Ohio 44103. Recommendations must be received by January 4, 2003 to be considered at the Annual Meeting of Stockholders to be held in 2003.


                            FORM 10-KSB ANNUAL REPORT

ON APRIL 1, 2002, THE COMPANY FILED WITH THE COMMISSION ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001. UPON WRITTEN REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THAT STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH REQUIRED FINANCIAL STATEMENTS, BUT WITHOUT EXHIBITS (ALTHOUGH EXHIBITS MAY BE REQUESTED). A STOCKHOLDER'S REQUEST SHOULD BE ADDRESSED TO MS. MARY SLOAT-HOROSZKO, SECRETARY, AUGRID OF NEVADA, INC., 2275 EAST 55TH STREET, CLEVELAND, OHIO 44103. IF EXHIBITS ARE REQUESTED, A CHARGE EQUAL TO THE REPRODUCTION AND MAILING COST WILL BE MADE TO THE STOCKHOLDER. THE ANNUAL REPORT ON FORM 10-KSB WITH EXHIBITS ALSO IS AVAILABLE AT THE COMMISSION'S WEBSITE, www.sec.gov, OR AT THE COMMISSION'S PUBLIC REFERENCE ROOM AT JUDICIARY PLAZA BUILDING, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549. YOU MAY CALL 1-800-SEC-0330 FOR MORE INFORMATION ON THE COMMISSION'S PUBLIC REFERENCE ROOM.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Mary F. Sloat-Horoszko
                                        Secretary


May 3, 2002

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER

I.   PURPOSE

     The primary function of the Audit Committee ("the Committee") is to assist the Board of Directors ("the Board") of AuGRID of Nevada, Inc. ("the Company") in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the Securities and Exchange Commission ("SEC"); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee.

II.  ORGANIZATION

     The Committee shall be composed of three or more directors as determined by the Board. The members must be independent of the management of the corporation and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a committee member. One of the members of the Committee may be elected Committee Chair by the Board.

III. MEETINGS

     The Committee will meet as often as the Committee deems necessary.

IV.  RESPONSIBILITIES AND DUTIES

     The Committee believes its policies and procedures should remain flexible in order to react to changing conditions. The Committee will fulfill its duties and responsibilities as follows:

     A. General

        - Review and update this Charter periodically, at least annually, as conditions dictate.
        - Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.
        - Provide open avenues of communication between and among the independent accountants, the management of the Company and the Board.
        - Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.
        - The Committee will do whatever else the law, the Company's charter, bylaws or the Board requires.

     B. External/Independent Accountants

        - Recommend to the Board the selection of the independent accountants, considering independence and effectiveness. The Committee will review annually with management the fee arrangement with the independent accountants. On an annual basis, the Committee will review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant's independence.
        - Obtain from the external auditors a formal written statement delineating all services provided to the Company and all relationships between the auditor and the Company.
        - The external auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders, and the Committee has the ultimate authority and responsibility to select, evaluate, and where appropriate replace the outside auditor.

        - Meet annually with the independent accountants and financial management of the Company to review the proposed scope of the external audit for each current year. The external audit scope shall include a requirement that the independent accountants inform the Committee of any significant changes in the independent accountants' original audit plan.

     C. Financial Reporting Processes/Internal Controls

        QUARTERLY REPORTING PROCESS

          - Ensure that the independent accountants and the management of the Company are satisfied with the quality and appropriateness of the financial statements and that they advise the Committee through its Chair and the management of the Company of any significant matters identified through their review of the Company's interim quarterly financial statements. And that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Form 10-Q for the applicable quarter.
          - On an ongoing basis, ensure that the independent accountants and the management of the Company are satisfied with the disclosure and content of the financial statements included in Form 10-Q, including the nature and extent of any significant changes in accounting principles, prior to the filing of the Form 10-Q with the SEC.

        ANNUAL REPORTING PROCESS

          - At the completion of the annual audit, discuss the following with management and the independent accountants:

            - Review the results of the audit and the annual financial statements and related information to determine that the independent accountants and the management of the Company are satisfied with the quality, not just the acceptability, of the Company's accounting principles and underlying estimates, and the appropriateness of the financial statements, prior to the release of the annual earnings.
            - Discuss the adequacy of the company's system of internal controls.
            - Advise management and the independent accountant to discuss with the Committee their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or adopted by the Company.
            - Ensure that the independent accountants and the management of the
              Company are satisfied with the disclosure and content of the Form 10-K prior to its filing with the SEC.

     D. Legal and Regulatory Compliance

     Review with the Company's legal counsel any legal matters that may have a significant impact on the Company's overall financials.

PROXY

                             AuGRID OF NEVADA, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE JUNE 3, 2002 ANNUAL MEETING

The undersigned hereby constitutes and appoints M. J. Shaheed and Mary F. Sloat-Horoszko, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of AuGRID of Nevada, Inc. to be held on Monday, June 3, 2002 at 9:00 a.m., Ohio local time, in the Grand Ballroom of the Holiday Inn, 6001 Rockside Road, Independence, Ohio 44131-229 and at any adjournments thereof, on all matters coming before said meeting.

1. Election of Directors (Each to serve on the Board of Directors until the next Annual Meeting of Stockholders to be held in 2003 or until their successors are duly elected and qualified.)

Nominees:      (1) M. J. Shaheed                  (3) Earle B. Higgins          (5) Cecil Weatherspoon
               (2) Mary F. Sloat-Horoszko         (4) Essa Mashni

               [   ]  FOR all nominees listed         [   ]  WITHHOLD AUTHORITY
                                                             to vote for all nominees listed

(INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. Change of the company's name, AuGRID of Nevada, Inc. to "AuGRID Corporation."

           [   ] FOR            [    ] AGAINST              [   ] ABSTAIN

3. Ratification of the appointment of Henry L. Creel Co., Inc., a firm of independent accountants, as the Company's auditors for the year ending December 31, 2002.

           [   ] FOR            [    ] AGAINST              [   ] ABSTAIN

4. Transacting such other business as may properly come before the meeting or any adjournments thereof.

            PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                          USING THE ENCLOSED ENVELOPE.

You are encouraged to specify your choices by marking the appropriate boxes. If you sign and return this proxy card, but do not mark any boxes on the other side, the Proxies will cast your vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this card.

                                                  Dated ____________ , 2002



                 ----------------------------------------------
                                    Signature

                 ----------------------------------------------
                            Signature if held jointly


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.